Exhibit 99.1
Chris Lafond Chief Financial Officer

Forward-Looking Statements Statements contained in this presentation regarding the growth and prospects of the business, the Company's projected 2009 financial results, long-term objectives and all other statements in this presentation other than recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to: the Company's ability to expand or even retain the Company's customer base, to grow or even sustain revenue from individual customers, to attract and retain management and professional staff of research analysts and consultants upon whom the Company is dependent, to achieve and effectively manage growth, to pay its debt obligations, to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures and to carry out the Company's strategic initiatives and manage associated costs; global economic conditions; substantial competition from existing competitors and potential new competitors; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on the Company's businesses and operations; and other risks described from time to time in the Company's annual and quarterly reports filed with the Securities and Exchange Commission (SEC). The Company's SEC filings can be found on Gartner's Web site at www.gartner.com and on the SEC's Web site at www.sec.gov. Forward-looking statements included herein speak only as of March 12, 2009 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances.

Gartner's Financial Strength Business services company providing cost effective, high value to clients Leading brand in technology research driven by 650 analysts 470 consultants focused on delivering substantial cost savings for clients World's leading IT conference provider with over 40,000 attendees Services are self-funding Vast, untapped opportunity Aggregate markets for IT research estimated at over $20 billion worldwide Attractive business model Strong cash flow and balance sheet High incremental margins Recurring revenue streams Track record of success From 2004 through 2008, revenue, EPS from continuing operations and cash from operations grew at CAGRs of 10%, 82% and 40%, respectively Target double-digit revenue and EPS growth over the long-term

What We Said in 2005 Focus on returning the Research business to growth Increase sales capacity and coverage to capture market opportunity Evolve our offerings to add more value to clients Deliver extraordinary research content Provide world class service to improve retention Continue to effectively manage the Events portfolio Improve the productivity and profitability of the Consulting business while investing for future growth Rationalize and leverage G&A infrastructure Drive shareholder value through the evolution of our capital structure

Continuous Improvement and Innovation Research Significantly increased and improved our sales capacity Successfully launched role-based Research offerings Optimized and improved our Research content Improved client service Increased pricing Completed the acquisition and integration of Meta Group Increased average spend per client organization

Continuous Improvement and Innovation Events Effectively managed the Events portfolio to respond to client interest Increased the attendance at our conferences Consulting Significantly increased the productivity and profitability of Consulting Improved our Managing Partner capabilities Profitability Significantly reduced G&A costs Expanded margins Cash Flow & Capital Structure Significantly increased cash flow Reduced our shares outstanding Reduced equity compensation shares outstanding

Continuous Improvement and Innovation Revenue Growth 2004 2005 2006 2007 2008 868.73 964.14 1037.299 1168.475 1279.065 2004 2005 2006 2007 2008 480.4856 523.033 571.217 673.335 773.257 2004 2005 2006 2007 2008 113.302 126.475 146.4119621 160.065 150.08 Total Revenue (a) $ in millions Research Revenue $ millions 2004 2005 2006 2007 2008 259.4188 301.074 305.231 325.03 347.404 Consulting Revenue $ millions Events Revenue (a) $ millions CAGR = 10% CAGR = 13% CAGR = 8% CAGR = 7% (a) Restated to exclude results of Vision Events

Continuous Improvement and Innovation Earnings Growth 2004 2005 2006 2007 2008 102.728 100.334 150.3464695 190.387 213.464 2004 2005 2006 2007 2008 0.61 0.59 0.6 0.64 0.66 2004 2005 2006 2007 2008 0.52 0.54 0.52 0.51 0.43 Normalized EBITDA (a) $ in millions Research Contribution Margin 2004 2005 2006 2007 2008 0.36 0.42 0.4 0.39 0.41 Consulting Contribution Margin Events Contribution Margin (a) CAGR = 20% Contribution $ CAGR = 15% Contribution $ CAGR = 11% Contribution $ CAGR = 2% 2004 2005 2006 2007 2008 0.09 -0.05 0.47 0.65 0.98 EPS from Continuing Operations (a) CAGR = 82% (a) Restated to exclude results of Vision Events. See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure

Continuous Improvement and Innovation Cash Flow Growth 2004 2005 2006 2007 2008 48.2007 27.122 106.264 148.335 184.35 2004 2005 2006 2007 2008 23.0967 4.766 85.151 124.163 160.018 2004 2005 2006 2007 2008 25.104 22.356 21.113 24.172 24.332 Operating Cash Flow $ in millions Free Cash Flow $ in millions Capital Expenditures $ millions CAGR = 40% CAGR = 62% CAGR = -1% 2008 Operating Cash Flow per Share of $1.86 2008 Free Cash Flow per Share of $1.62 Note: see the attached Glossary for the definition of Free Cash Flow, and cautionary statement regarding this non-GAAP financial measure

Continuous Improvement and Innovation Shares Outstanding 2003 2004 2005 2006 2007 2008 129.9 111.2 113.8 102.6 98.8 93.7 Basic Shares Outstanding In millions - at Year End 2003 2004 2005 2006 2007 2008 31.7 25.9 18.3 16.2 14.1 11.2 Equity Plan Shares Outstanding In millions - at Year End Shares Outstanding reduced by 28% Equity Plan shares reduced by 65%

Continuous Improvement and Innovation Research Metrics 2004 2005 2006 2007 2008 509 593 640 753 834 2004 2005 2006 2007 2008 58 64 68 74 79 2004 2005 2006 2007 2008 0.8 0.81 0.81 0.82 0.82 2004 2005 2006 2007 2008 0.95 0.93 0.96 1.01 0.98 Contract Value $ in millions Contract Value per Organization $ in thousands Client Retention Wallet Retention CAGR = 13% CAGR = 8%

Continuous Improvement and Innovation Events Metrics 2004 2005 2006 2007 2008 38 53 58 62 70 Number of Events (a) 2004 2005 2006 2007 2008 31.223 35.502 41.084 44.216 41.379 Number of Attendees In thousands (a) Restated to exclude results of Vision Events

Continuous Improvement and Innovation Consulting Metrics 2004 2005 2006 2007 2008 0.63 0.62 0.64 0.69 0.72 2004 2005 2006 2007 2008 354 407 386 430 459 2004 2005 2006 2007 2008 111.779 119.903 109.622 121.38 97.169 Utilization Annual Revenue per Billable Headcount $ in thousands Backlog $ millions

Our Business Model RESEARCH EVENTS CONSULTING SALES ANALYSTS PROPRIETARY ANALYTICS AND DATA

Attractive Business Model Vast, untapped market opportunity in all 3 businesses High incremental contribution margins Recurring, predictable Research revenue with annual subscription model and high retention rates Strong cash flow Diverse, global customer base with 47% of revenues outside of U.S. Target double-digit revenue and EPS growth over the long-term

Business Model Notes: * 2004 figures re-stated to reflect impact of Equity Compensation expense - impact as follows: Research 1 pt, Events 0 pt, Consulting 1 pt, Sales & Marketing 0 pt, G&A 1 pt, EBITDA 2 pt Gross Contribution Margin 66% 60% 70% Research 43% 52% 50% Events 41% 35% 40% Consulting 2008 2004 Incremental Margin % of Revenue SG&A 41% 40% EBITDA 17% 10% *

Research World-class Objective Insight on IT Vast, untapped market opportunity High retention rates New business volume and timing Annual subscriptions Multi-year contracts Up-front billing terms for majority of contracts Cost and Margin: 650 analysts with significant ability to leverage this cost base High incremental margin of 70%+ Target Markets: End Users (including CIOs) Technology Companies Professional Services Investors Products: Role-based offerings Gartner for IT Executives Gartner for IT Leaders Gartner for Business Leaders Gartner for Professional Services Gartner Invest Economic Drivers Products & Markets

Research Key Indicators & Contract Value Economics CV Growth:[ (e) ÷ (a)] - 1 = 10% Wallet Retention: [(a) + (b) + (c)] ÷ (a) = 100% Opening Contract Value Client Attrition New to Existing Clients New to New Organizations Ending Contract Value (a) (b) (c) (d) (e) 500 (100) +100 +50 550 New Business: (c) + (d) = 150 NCVI = (e) - (a) = $50 Key Metric Calculations

Research Contract Value to Revenue Conversion On October 1, we sell a 2 year contract worth $240K On December 31, we would report the following: Contract Value $120K Revenue Recognized $30K Deferred Revenue $90K YR1 $120K Oct $10 Nov $10 Dec $10 YR2 $120K Oct Sep $240K $30K

Events Leveraging Gartner's Research Platform Economic Drivers Portfolio Number of attendees Number of exhibitors Number of events held Cost and Margin: Separate exhibitor sales channel Fixed costs related to holding an event Variable costs based on number of attendees 50% incremental margin Attendee and content focused model Leverage Research team's knowledge on what is hot to shape events Deliver research content to attendees Not a tradeshow model, but ~60% of total revenue from exhibitor 54 events scheduled in 2009 (vs. 70 in 2008) 13 in Q1, 14 in Q2, 14 in Q3 and 13 in Q4 Symposium Series held in Q4 23 events scheduled in the US (vs. 28 in 2008)

Practice Areas Consulting Independent and Objective IT Strategy Advice 3 major practice areas Billable headcount (470) Utilization rate (72%) Revenue per head ($400k +) Backlog (4+ months and $97 million) Average deal size ($300k) Average deal length (8 month) Cost and Margin: Billable headcount 40% incremental margins Cost Optimization and Benchmarking are higher margin practices Note: Figures and pie chart reflect 2008 data. Contract Optimization Services Bench- Marking Services Core Consulting Services Program Mgmt IT Strategy IT Process Optimization Architecture & Tech. Sourcing Go to Market Economic Drivers

Sales, G&A and Other Expenses Sales expense driven by sales force growth in '08 Depreciation driven by capital spending of $24 million in '07 and '08 Amortization continues to decline Interest expense reduced with lower interest rate environment Other income/expense is primarily transaction FX gains/losses Tax rates expected to remain between 32 and 33%

Proven Strategy Delivering Results 2004 2008 2004 2008 2004 2008 2004 2008 $834M $509M 79K 58K 10,579 8,720 Contract Value Quota Bearing Headcount Research Client Organizations Average Contract Value per Organization +$325M 928 443 +485 +1,859 +$21K

Strong Cash Flow Profile and Balance Sheet Up-front billing for majority of research contracts Improved cash collection efficiency Non-capital intensive business Low debt Cash used to repurchase shares and acquire Meta

Prudently Managing Business Through Challenging Economic Environment 2009 operating plan assumes similar economic and business trends as in fourth quarter 2008 Quickly executed cost reduction actions Eliminated approximately 120 positions and reduced other expenses to generate $50 million in cost savings Discontinued 18 events that were less profitable and non-strategic Reduced planned capital spending by $4 - $9 million (or 17 - 38%) Broad expense controls in place across the Company Prepared to take additional actions as necessary

Prudently Managing Business Through Challenging Economic Environment Continuing limited investment for long-term growth during 2009 Continue product development efforts Ensure effective client service Maintain analyst headcount at current levels Maintain current size of sales force Identify investments to improve performance

2009 Quarterly Phasing - Revenue Research revenue driven by retention rates and timing of new business Fourth quarter is historically the largest for new business Events revenue recognized when conferences delivered Symposium Series in Q4 drives phasing Consulting revenue is seasonal, with Q2 and Q4 slightly higher volume quarters

2009 Quarterly Phasing - Revenue Approximate revenue phasing in 2009: Above based on midpoint of revenue guidance Research Consulting Events Q1 Q2 Q3 Q4 25% 25% 25% 25% 23% 26% 24% 27% 16% 17% 17% 50%

2009 Quarterly Phasing - Expense Quarterly fluctuations in cost of services driven primarily by the conference schedule in our Events business Higher Research and Sales expenses in Q4 related to Symposia and year-end sales support activities G&A is less seasonal

2009 Quarterly Phasing - Earnings Approximate EPS from continuing operations: Above based on the midpoint of guidance Based upon business conditions the Company may accelerate or postpone expenses throughout the year which could shift earnings between quarters Q1 Q2 Q3 Q4 20% 40% 20% 20%

2009 Guidance Research $730 - 750 (1%) - 1% Consulting 265 - 295 (21%) - (12%) Events 98 - 108 (33%) - (26%) Other 7 - 7 Total Revenue $1,100 - 1,160 (10%) - (6%) Normalized EBITDA (1) $165 - 200 EPS from Continuing Operations $0.63 - $0.87 Operating Cash Flow $100 - 125 Reported FX Neutral Low High Low High Low High Normalized EBITDA excludes a projected $26 - 28 million of pre-tax expense related to SFAS 123(R). See the attached Glossary for the definition of Normalized EBITDA and cautionary statement regarding this non-GAAP financial measure. ($ in millions, except EPS) (6%) - (3%) (24%) - (15%) (35%) - (28%) (14%) - (9%) Capital Expenditures $15 - 20

Impact of Foreign Exchange FX movements have historically had minimal impact on earnings Mix of revenue and expenses have provided a natural hedge Contract value reported at fixed FX rate each year and revalued annually on January 1 Impact of strengthening dollar reduces CV by $40 million Wallet retention also affected by strengthening dollar Same volume will result in lower wallet retention given strengthening dollar

Long-Term Financial Objectives Note: See the attached Glossary for the definition of Normalized EBITDA, and cautionary statement regarding this non-GAAP financial measure Total Revenue Growth 11 - 16% Research 15 - 20% Consulting 3 - 8% Events 5 - 10% Normalized EBITDA* margin improvement 0 - 100 bps per year Tax Rate 32 - 33% Capital Spending $30 - 35 * Excludes equity compensation expense Annual

Gartner's Financial Strength Attractive business model Vast, untapped market opportunity Operational excellence / continuous improvement focus Strong cash flow Solid balance sheet Annual double digit revenue and earnings growth Long-term value focus

Glossary

Non-GAAP Financial Measures

Normalized EBITDA: Normalized EBITDA represents operating income excluding depreciation, accretion on obligations related to excess facilities, amortization, META integration charges, SFAS 123 (R), goodwill impairments, and other charges. Investors are cautioned that Normalized EBITDA contained in this presentation is not a financial measure under generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles. This non-GAAP financial measure is provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. We believe Normalized EBITDA is an important measure of our recurring operations as it excludes items that may not be indicative of our core operating results.

Reconciliation of Normalized EBITDA to GAAP

($ in millions)		2004	2005	2006	2007	2008
Net income (loss)		**$17**	**($2)**	**$58**	**$74**	**$104**
Interest expense, net		1	11	17	22	19
Other (income) expense, net		7	9	1	(3)	1
Discontinued operations [1]		(5)	(4)	(4)	(3)	(7)
Tax provision		16	7	26	40	48
Operating income [1]		**$36**	**$20**	**$ 98**	**$129**	**$164**
Normalizing adjustments:						
Depreciation, accretion and amortization	31	36	34	28	28	
META integration charges		-	15	1	-	-
Other charges		36	29	-	9	-
SFAS No. 123(R) stock compensation expense		-	-	17	24	21
Normalized EBITDA [1]		**$103**	**$100**	**$150**	**$190**	**$213**

(1) Data reflects the reclassification of the Company's former Vision Events business as a discontinued operation.

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Glossary Non-GAAP Financial Measures Free Cash Flow: Represents cash provided by operating activities less additions to property, equipment and leasehold improvements. Investors are cautioned that Free Cash Flow contained in this presentation is not a financial measure under generally accepted accounting principles. In addition, it should not be construed as an alternative to any other measures of performance determined in accordance with generally accepted accounting principles. This non-GAAP financial measure is provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. We believe that Free Cash Flow is useful to management and the Company's investors in measuring the cash generated by the Company that is available to be used to repurchase stock, repay debt obligations and invest in future growth through new business development activities or acquisitions. Reconciliation of Free Cash Flow to GAAP ($ in millions) 2004 2005 2006 2007 2008 Cash provided by operating activities $48 $27 $106 $148 $184 Additions to property, equipment and leasehold improvements 25 22 21 24 24 Free Cash Flow $23 $5 $85 $124 $160